UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 10, 2026

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip Code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in ONEOK, Inc.’s (“Legacy ONEOK”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 31, 2026 (the “Signing 8-K”), Legacy ONEOK announced plans to implement a holding company reorganization (the “Reorganization”). On September 10, 2026, Legacy ONEOK implemented the Reorganization pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated as of September 9, 2026, among Legacy ONEOK, Falcon TopCo, Inc., an Oklahoma corporation and a direct, wholly owned subsidiary of Legacy ONEOK (“Falcon TopCo”), and Falcon Merger Sub, L.L.C., an Oklahoma limited liability company and a direct, wholly owned subsidiary of Falcon TopCo (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Legacy ONEOK merged with and into Merger Sub, with Merger Sub continuing as the surviving entity and a wholly owned subsidiary of Falcon TopCo (the “Merger”). In connection with the Merger, Falcon TopCo was renamed “ONEOK, Inc.” (“ONEOK”) and became the successor issuer to Legacy ONEOK, and Merger Sub was renamed “ONEOK, L.L.C.” (“OpCo”). This Current Report on Form 8-K (this “Report”) is being filed for the purpose of establishing ONEOK as the successor issuer pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain related matters. Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, shares of ONEOK common stock, par value $0.01 per share (“ONEOK Common Stock”), issued in connection with the Merger are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer.

Additionally, as previously disclosed in the Signing 8-K, on August 28, 2026, Legacy ONEOK, Falcon TopCo, ONEOK Holdings, L.L.C. (“Holdings”), a wholly owned subsidiary of Falcon TopCo, and AP Falcon Holdings LLC, a Delaware limited liability company and an affiliate of Apollo Global Management, Inc. (“Investor”), entered into a contribution agreement (the “Contribution Agreement” and the transactions contemplated thereby, the “Transaction”).

On September 10, 2026 (the “Closing Date”), following the Reorganization, the Transaction was consummated (the “Closing”) and, among other things, (i) ONEOK contributed 100% of the equity interests of OpCo to Holdings in exchange for 6,023,076,923 Class A Units in Holdings (the “Class A Units”), (ii) Investor contributed $9 billion of cash (the “Investor Contribution”) to Holdings in exchange for 900,000,000 Class B Units in Holdings (the “Class B Units”) and (iii) Holdings contributed the Investor Contribution to OpCo. OpCo and its subsidiaries intend to use the proceeds of the contribution for the consummation of the previously announced acquisition of Brazos Midland, LLC and the extinguishment of $5 billion of certain outstanding indebtedness of OpCo and its subsidiaries. The foregoing information is a summary of the Transaction and, as such, does not purport to be complete and is qualified in its entirety by reference to the Contribution Agreement, a copy of which was filed as Exhibit 2.1 to the Signing 8-K, and the Operating Agreement (as defined below), a copy of which is filed herewith as Exhibit 3.5.

The events described in this Report took place in connection with the Reorganization and the Closing.

Item 1.01 Entry into a Material Definitive Agreement.

Adoption of Agreement and Plan of Merger and Consummation of Reorganization

On September 10, 2026, Legacy ONEOK completed the Reorganization by implementing the Merger pursuant to the terms of the Merger Agreement. The Merger was completed pursuant to Section 1081.G of the Oklahoma General Corporation Act (the “OGCA”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. At the Effective Time (as defined in the Merger Agreement), each share of Legacy ONEOK’s common stock, par value $0.01 per share (“Legacy ONEOK Common Stock”), issued and outstanding immediately prior to the Effective Time was automatically converted into one share of ONEOK common stock, par value $0.01 per share (“ONEOK Common Stock”), having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Legacy ONEOK Common Stock being converted. The conversion of stock occurred automatically without an exchange of stock certificates. Accordingly, each shareholder of Legacy ONEOK immediately before the Effective Time owned, immediately after the Effective Time, shares of ONEOK Common Stock in the same amounts and percentages as such shareholder owned in Legacy ONEOK immediately prior to the Effective Time. The Reorganization is intended to be a tax-free transaction, such that Legacy ONEOK shareholders should not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares of Legacy ONEOK Common Stock pursuant to the Reorganization.

Following the consummation of the Reorganization, ONEOK Common Stock continues to trade on the New York Stock Exchange (the “NYSE”) on an uninterrupted basis under the ticker symbol “OKE” with a new CUSIP number (30609A 109). As a result of the Reorganization, ONEOK became the successor issuer to Legacy ONEOK pursuant to Rule 12g-3(a) promulgated under the Exchange Act, and as a result, shares of ONEOK Common Stock are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer.

Immediately following the consummation of the Reorganization, on a consolidated basis, the assets, businesses, and operations of ONEOK are not materially different than the corresponding assets, businesses, and operations of Legacy ONEOK immediately prior to the consummation of the Reorganization.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

Entry into Operating Agreement and Consummation of the Transaction

On the Closing Date, pursuant to the Contribution Agreement, Holdings, ONEOK and Investor entered into an Amended and Restated Limited Liability Company Agreement of Holdings (the “Operating Agreement”). A summary of the material terms of the Operating Agreement, including with respect to quarterly distributions, distribution triggers, special distributions, the base return, the buyout right, change of control, equity conversion right, transfer restrictions, right of first offer, governance, standstill and material breach redemption right, is included in Item 1.01 of the Signing 8-K, and such summary is incorporated hereunder by reference into this Item 1.01.

The foregoing description of the Operating Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Operating Agreement, which is filed herewith as Exhibit 3.5 and incorporated herein by reference.

Supplemental Indentures

On September 8, 2026, in connection with the Reorganization, OpCo, as issuer, ONEOK, as parent guarantor, and the respective trustees entered into a supplemental indenture to each of the respective indentures governing Legacy ONEOK’s currently outstanding senior notes (collectively, the “Outstanding Legacy ONEOK Notes”). Pursuant to such supplemental indentures, OpCo assumed all of the obligations of Legacy ONEOK and ONEOK provided a guarantee of the applicable series of Outstanding Legacy ONEOK Notes issued under such indentures.

The foregoing description of such supplemental indentures does not purport to be complete and is qualified in its entirety by reference to the full text of such supplemental indentures, copies of which are filed as Exhibits 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10 and 4.11 to this Report and are incorporated herein by reference.

On September 8, 2026, in connection with the Reorganization, OpCo, as issuer, ONEOK, as parent guarantor, and Computershare Trust Company, N.A., as trustee, entered into a supplemental indenture to the indenture governing ONEOK Partners, L.P.’s, a Delaware limited partnership (“ONEOK Partners”), currently outstanding senior notes (collectively, the “Outstanding ONEOK Partners Notes”) pursuant to which OpCo assumed all of the obligations of ONEOK Partners and ONEOK provided a guarantee of the Outstanding ONEOK Partners Notes issued under such indenture.

The foregoing description of such supplemental indenture does not purport to be complete and is qualified in its entirety by reference to the full text of such supplemental indenture, a copy of which is filed as Exhibit 4.12 to this Report and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth above under Introductory Note and Items 1.01 and 5.03 is incorporated hereunder by reference into this Item 3.01.

In connection with consummation of the Reorganization, ONEOK notified the NYSE that the Merger had been completed. As noted above, ONEOK Common Stock continues to trade on the NYSE on an uninterrupted basis under the ticker symbol “OKE,” which was the same symbol formerly used for Legacy ONEOK Common Stock, with the new CUSIP number (30609A 109). The NYSE is expected to file with the SEC an application on Form 25 to delist Legacy ONEOK Common Stock from the NYSE and to deregister Legacy ONEOK Common Stock under Section 12(b) of the Exchange Act. ONEOK intends to file with the SEC a certificate on Form 15 requesting that Legacy ONEOK Common Stock be deregistered under the Exchange Act, and that Legacy ONEOK’s reporting obligations under Section 15(d) of the Exchange Act with respect to Legacy ONEOK’s Common Stock be suspended.

Item 3.03 Material Modification of Rights of Security Holders.

The information contained in Items 1.01, 3.01 and 5.03 of this Report is incorporated hereunder by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information contained in Items 1.01, 3.01, 5.02 and 5.03 of this Report is incorporated hereunder by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers of ONEOK; Election of New Directors of ONEOK

In connection with the consummation of the Merger, immediately following the Effective Time, the directors of ONEOK and their committee memberships and titles are the same as the directors of Legacy ONEOK immediately prior to the Effective Time. Immediately following the Effective Time, the executive officers of ONEOK are the same as the executive officers of Legacy ONEOK immediately prior to the Effective Time.

The directors of ONEOK and their committee memberships and titles are as follows:

Directors

Name	Age	Audit Committee	Executive Compensation Committee	Corporate Governance Committee

Brian L. Derksen	74	C	—	M
Julie H. Edwards	67	—	—	—
Lori A. Gobillot	65	—	M	M
Mark W. Helderman	68	M	—	M
Randall J. Larson	69	—	M	C
Mark A. McCollum	67	M	—	M
Pierce H. Norton II	66	—	—	—
Precious Williams Owodunni	51	—	M	M
Eduardo A. Rodriguez	70	—	C	M
Wayne T. Smith	66	M	—	M

C - Chair of Committee

M - Member of Committee

Julie H. Edwards will continue to serve as Board Chair of ONEOK.

The executive officers of ONEOK and their positions and titles, which are listed below, are identical to the executive officers of Legacy ONEOK immediately prior to the consummation of the Reorganization.

Officers

Name	Age	Position

Pierce H. Norton II	66	President and Chief Executive Officer
Walter S. Hulse, III	62	Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development
Kevin L. Burdick	61	Executive Vice President and Chief Enterprise Services Officer
Sheridan C. Swords	57	Executive Vice President and Chief Commercial Officer
Lyndon C. Taylor	68	Executive Vice President, Chief Legal Officer and Assistant Secretary
Randy N. Lentz	62	Executive Vice President and Chief Operating Officer
Mary M. Spears	47	Senior Vice President and Chief Accounting Officer, Finance and Tax

Biographical information about ONEOK’s directors and executive officers is included in Legacy ONEOK’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “10-K”) under Item 10. Directors, Executive Officers and Corporate Governance, and such information is incorporated by reference herein. There are no arrangements or understandings with any person pursuant to which the directors and the executive officers were appointed. There are no family relationships amongst any of the directors or any of the executive officers of ONEOK.

Information regarding the compensation arrangements of ONEOK’s named executive officers and regarding related party transactions pursuant to Item 404(a) of Regulation S-K is included in the 10-K under Item 11. “Executive Compensation” and Item 13. “Certain Relationships and Related Transactions and Director Independence” and each of these sections is incorporated by reference herein.

Outstanding Equity Plans, Awards and Related Arrangements

In connection with consummation of the Reorganization, on September 10, 2026, Legacy ONEOK and Falcon TopCo entered into an Assignment and Assumption Agreement (the “Assignment Agreement”), pursuant to which, immediately before the Effective Time, Legacy ONEOK assigned (including sponsorship) to Falcon TopCo, and Falcon TopCo assumed (including sponsorship) from Legacy ONEOK, all of Legacy ONEOK’s rights and obligations under the (i) ONEOK, Inc. 2025 Equity Incentive Plan (including all forms of award agreements and individualized agreements thereunder), (ii) ONEOK, Inc. Equity Incentive Plan (also known as the ONEOK, Inc. 2018 Equity Incentive Plan) (including all award agreements that correspond to awards outstanding effective as of the date of the transfer of these plans under the Assignment Agreement (the “Plan Transfer”)), (iii) ONEOK, Inc. Equity Compensation Plan (including all award agreements that correspond to awards outstanding effective as of the date of the Plan Transfer), (iv) ONEOK, Inc. Long-Term Incentive Plan (including all award agreements that correspond to awards outstanding effective as of the date of the Plan Transfer), (v) EnLink Midstream, LLC 2014 Long-Term Incentive Plan (including all award agreements that correspond to awards outstanding effective as of the date of the Plan Transfer), (vi) ONEOK, Inc. 2025 Employee Stock Award Program, (vii) ONEOK, Inc. Employee Stock Purchase Plan and (viii) ONEOK, Inc. Deferred Compensation Plan for Non-Employee Directors and any and all agreements and elections thereunder.

The foregoing description of the Assignment Agreement does not constitute a complete description of, and is qualified in its entirety by reference to, the full text of the Assignment Agreement, which is attached hereto as Exhibit 10.1, and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon consummation of the Reorganization, the Amended and Restated Certificate of Incorporation of ONEOK (the “Amended and Restated Certificate of Incorporation”) and the Amended and Restated By-laws of ONEOK (the “Amended and Restated By-laws”) are the same as the certificate of incorporation and by-laws of Legacy ONEOK in effect immediately prior to the Reorganization, other than changes permitted by Section 1081.G of the OGCA. The Amended and Restated Certificate of Incorporation became effective on September 10, 2026.

In addition, in connection with the consummation of the Reorganization, OpCo amended and restated its articles of organization (as so amended and restated the “OpCo Amended and Restated Charter”) effective as of September 10, 2026 as contemplated by the Articles of Merger effective as of September 10, 2026 (the “Certificate of Merger”), and added a provision required by Section 1081.G of the OGCA that provides that any act or transaction by or involving OpCo that requires for its adoption under the Oklahoma Limited Liability Company Act the approval of the members of OpCo shall require the approval of the stockholders of ONEOK by the same vote as is required by the OGCA and/or the certificate of incorporation or bylaws of Legacy ONEOK immediately before the Effective Time.

The foregoing descriptions of the Amended and Restated Certificate of Incorporation, the Amended and Restated By-laws and the OpCo Amended and Restated Charter do not constitute complete descriptions of, and are qualified in their entirety by reference to, the full text of each of the Amended and Restated Certificate of Incorporation, the Amended and Restated By-laws and the OpCo Amended and Restated Charter, which are attached hereto as Exhibits 3.1, 3.2 and 3.4, respectively, and each incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On September 10, 2026, ONEOK issued a press release announcing the consummation of the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Report and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

The information set forth above under Introductory Note is incorporated hereunder by reference into this Item 8.01.

ONEOK hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Description of Securities Registered Pursuant to Section 12 of the Exchange Act

The description of ONEOK’s securities registered pursuant to Section 12 of the Exchange Act is provided in Exhibit 4.1 hereto, which is incorporated by reference herein. Such description modifies and supersedes any prior description of Legacy ONEOK’s capital stock in any registration statement or report filed with the SEC and will be available for incorporation by reference into certain of ONEOK’s filings with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, and the rules and forms promulgated thereunder.

Cautionary Statement Regarding Forward-Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this Report that address activities, events or developments that ONEOK expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects” and similar expressions are used to identify forward-looking statements. These forward-looking statements include, among others, statements regarding the expected benefits of the Transaction and the Reorganization, the anticipated use of proceeds from the Transaction, the anticipated financial performance (including projected levels of quarterly and annual dividends and adjusted EBITDA), growth, leverage, synergies, liquidity, market conditions and other statements that are not historical facts. These statements are based on ONEOK’s current expectations and assumptions about future events and are subject to a number of known and unknown risks and uncertainties that could cause actual results to differ materially from those described in the forward-

looking statements, including failure to achieve anticipated growth levels or operational synergies. ONEOK undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of September 9, 2026, among ONEOK, Inc., Falcon TopCo, Inc. and Falcon Merger Sub, L.L.C.

3.1	Amended and Restated Certificate of Incorporation of ONEOK, Inc.

3.2	Amended and Restated By-laws of ONEOK, Inc.

3.4	Certificate of Merger, filed with the Secretary of State of the State of Oklahoma on September 10, 2026.

3.5*	Amended and Restated Limited Liability Company Agreement of ONEOK Holdings, L.L.C., dated as of September 10, 2026.

4.1	Description of Securities.

4.2	Eighth Supplemental Indenture, dated September 8, 2026, by and among Falcon Merger Sub, L.L.C., as issuer, Falcon TopCo, Inc., as parent guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Seventh Supplemental Indenture, dated September 8, 2026, by and among Falcon Merger Sub, L.L.C., as issuer, Falcon TopCo, Inc., as parent guarantor, and U.S. Bank Trust Company, National Association, as trustee.

4.4	Fifth Supplemental Indenture, dated September 8, 2026, by and among Falcon Merger Sub, L.L.C., as issuer, Falcon TopCo, Inc., as parent guarantor, and U.S. Bank Trust Company, National Association, as trustee.

4.5	Fifteenth Supplemental Indenture, dated September 8, 2026, by and among Falcon Merger Sub, L.L.C., as issuer, Falcon TopCo, Inc., as parent guarantor, and U.S. Bank Trust Company, National Association, as trustee.

4.6	Thirty-Sixth Supplemental Indenture, dated September 8, 2026, by and among Falcon Merger Sub, L.L.C., as issuer, Falcon TopCo, Inc., as parent guarantor, and U.S. Bank Trust Company, National Association, as trustee.

4.7	Seventh Supplemental Indenture, dated September 8, 2026, by and among Falcon Merger Sub, L.L.C., as issuer, Falcon TopCo, Inc., as parent guarantor, and Computershare Trust Company, N.A., as trustee.

4.8	Fourth Supplemental Indenture, dated September 8, 2026, by and among Falcon Merger Sub, L.L.C., as issuer, Falcon TopCo, Inc., as parent guarantor, and Computershare Trust Company, N.A., as trustee.

4.9	Third Supplemental Indenture, dated September 8, 2026, by and among Falcon Merger Sub, L.L.C., as issuer, Falcon TopCo, Inc., as parent guarantor, and Computershare Trust Company, N.A., as trustee.

4.10	Third Supplemental Indenture, dated September 8, 2026, by and among Falcon Merger Sub, L.L.C., as issuer, Falcon TopCo, Inc., as parent guarantor, and Computershare Trust Company, N.A., as trustee.

4.11	Fourth Supplemental Indenture, dated September 8, 2026, by and among Falcon Merger Sub, L.L.C., as issuer, Falcon TopCo, Inc., as parent guarantor, and Computershare Trust Company, N.A., as trustee.

4.12	Eighteenth Supplemental Indenture, dated September 8, 2026, by and among Falcon Merger Sub, L.L.C., as issuer, Falcon TopCo, Inc., as parent guarantor, and Computershare Trust Company, N.A., as trustee.

10.1	Assignment and Assumption Agreement, dated as of September 10, 2026, between ONEOK, Inc. and Falcon TopCo, Inc.

99.1	Press Release, dated as of September 10, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. ONEOK agrees to provide a copy of any omitted schedule or exhibit to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEOK, INC.

Date: September 10, 2026	By:	/s/ Walter S. Hulse III
	Name:	Walter S. Hulse III
	Title:	Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development